MFS(R) LIMITED MATURITY FUND

           Supplement dated September 1, 2001 as revised June 7, 2002 to the Current Prospectus


This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated September 1, 2001. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The table is supplemented as follows:


     Average Annual Total Returns as of December 31, 2000:

                                                                         1 Year      5 Years     Life*
                                                                         ------      -------     ----
    Class I shares                                                       7.76%       5.24%       5.73%
    Lehman Brothers One-to-Three-Year Government/Credit

      Index++**                                                          8.07%       5.99%       5.99%
    Average short-term investment grade debt fund+                       7.35%       5.38%       5.60%

-----------------------------

* Fund performance figures are for the period from the commencement of the fund's investment operations on February 26, 1992, through December 31, 2000. Index and Lipper average returns are from March 1, 1992.

+    Source: Lipper Inc.

++   Source: Standard & Poor's Micropal, Inc.

** The Lehman Brothers One-to-Three Year Government/Credit Index is a broad-based, unmanaged total return index consisting of all U.S. government agency, treasury securities, and all investment-grade corporate debt securities with maturities of one to three years.

The fund commenced investment operations on February 26, 1992 with the offering of class A shares, and subsequently offered class I shares on January 2, 1997. Class I share performance includes the performance of the fund's class A shares for periods prior to the offering of class I shares. This blended class I share performance has been adjusted to take into account the fact that class I shares have no initial sales charge (load). This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class I shares are lower than those of class A shares, this blended class I share performance is lower than the performance of class I shares would have been had class I shares been offered for the entire period.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

          Management Fees                                     0.40%
          Distribution and Service (12b-1) Fees                N/A
          Other Expenses(1)                                   0.31%
                                                              -----
          Total Annual Fund Operating Expenses                0.71%
              Fee Waiver(2)                                  (0.05)%
                                                             -------
          Net Expenses                                        0.66%
--------------------------

(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be 0.63%.

(2) MFS has contractually agreed to waive its right to receive 0.05% of the management fee annually. This contractual fee arrangement will remain in effect until at least September 1, 2002, absent an earlier modification by the board of trustees which oversees the fund.


EXAMPLE OF EXPENSES

The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that:

o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see Expense Table).

The table is supplemented as follows:

               Share Class              Year 1           Year 3            Year 5          Year 10
                                        ------           ------            ------          -------

               Class I shares           $67              $222              $390            $878

3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

In no event will the fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of class I shares. The payment of any such sales commission or compensation would, under the fund's policies, disqualify the purchaser as an eligible investor in class I shares.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.


5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Class I shares

                                                                            Year Ended April 30,                Period Ended
                                                                    2001          2000      1999       1998       4/30/97*
                                                                                                                  --------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $  6.65        $  6.85      $  6.98  $  7.04   $  7.08
                                                                 -------        -------      -------  -------   -------
Income from investment operations# -
   Net investment incomess.                                      $  0.42        $  0.42      $  0.43  $  0.48   $  0.15
   Net realized and unrealized gain (loss) on investments           0.20          (0.22)       (0.14)   (0.07)    (0.03)
                                                                --------          ------     -------- --------  --------
     Total from investment operations                            $  0.62        $  0.20      $  0.29  $  0.41   $  0.12
                                                                 -------        -------      -------  -------   -------
Less distributions declared to shareholders -
   From net investment income                                    $ (0.43)       $ (0.40)     $ (0.42) $ (0.47)  $ (0.15)
   In excess of net investment income                               (0.00) +++                            --      (0.01)
                                                                 ---------          -----    ----     -------   --------
                                                                                --         --
                                                                                ----       --
     Total distributions declared to shareholders                $ (0.43)       $ (0.40)     $ (0.42) $ (0.47)  $ (0.16)
                                                                 --------       --------     -------- --------  --------
Net asset value - end of period                                  $  6.84        $  6.65      $  6.85  $  6.98   $  7.04
                                                                 -------        -------      -------  -------   -------
Total return                                                        9.60%          3.02%        4.28%    5.98%     1.72%++
Ratios (to average net assets)/Supplemental datass.
   Expenses##                                                       0.67%          0.71%        0.69%    0.74%     1.17%+
   Net investment income                                            6.32%          6.00%        6.21%    6.75%     8.68%+
Portfolio turnover                                                   58%            74%       278%       288%       489%
Net assets at end of period (000 Omitted)                           $888          $684      $1,459    $1,466      $1,925

----------------------------------------
ss. Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

Net investment income                                            $  0.42           --          --       $ 0.49      $ 0.15
Ratios (to average net assets):
  Expenses##                                                        0.70%          --          --         0.72%       1.17%+
  Net investment income                                             6.29%          --          --         6.77%       8.68%+

* For the period from the inception of class I, January 2, 1997, through April 30, 1997.
+    Annualized.
++   Not annualized.
+++ Per share amount was less than $0.01. # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

    The date of this Supplement is September 1, 2001 as revised June 7, 2002.